SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2004

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Hurley Street, Cambridge, Massachusetts	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-234-6500

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MAY 20, 2004
EX-99.2 TRANSCRIPT OF EARNINGS RELEASE CONF CALL

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press Release issued by Biopure Corporation on May 20, 2004, filed herewith.

99.2	Transcript of Earnings Release Conference Call.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 20, 2004, Biopure Corporation issued a press release (the “Press Release”) announcing its results of operations for the second fiscal quarter ended April 30, 2004. The full text of the Press Release issued in connection with the announcement and the related conference call transcript are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The furnishing of the conference call transcript shall not be deemed to be an admission of the company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended or a representation that the material is furnished as of any date subsequent to May 20, 2004.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Statements in the press release and conference call transcript that are not strictly historical may be forward-looking statements. There can be no assurance that Biopure Corporation will be able to commercially develop its oxygen therapeutic products, that necessary regulatory approvals will be obtained, that anticipated milestones will be met in the expected timetable, that any clinical trials will be successful, or that any approved product will find market acceptance and be sold in the quantities anticipated. Actual results may differ from those projected in forward-looking statements due to risks and uncertainties that exist in the company’s operations and business environment. These risks include, without limitation, the company’s stage of product development, history of operating losses and accumulated deficits, and uncertainties and possible delays related to clinical trials, regulatory acceptance, competition and the availaibility of sufficient financing to support operations. The company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after May 20, 2004. A full discussion of Biopure’s operations and financial condition, and specific factors that could cause the company’s actual performance to differ from current expectations, can be found on the company’s Web site at www.biopure.com/corporate/legal/home_legal.htm and in the company’s filings with the U.S. Securities and Exchange commission, which can be accessed in the EDGAR database at the SEC web site, www.sec.gov, or through the Investor section of Biopure’s Web site, www.biopure.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date: May 26, 2004	By:	/s/ Francis H. Murphy

Francis H. Murphy
Interim Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued by Biopure Corporation on May 20, 2004, filed herewith.

99.2	Transcript of Earnings Release Conference Call.